Debt Financing	6 Months Ended
Jun. 30, 2013
Debt Financing [Abstract]
Debt Financing

Debt Financing

            A summary of the Company’s long term debt as of June 30, 2013 is as follows (dollars in thousands):

		Interest
Fixed Rate Debt	Balance	Rate	Maturity

Lender
Great Western Bank	$9,798	4.95%	6/2014
GE Franchise Finance Commercial LLC	17,625	7.17%	12/2014
Citigroup Global Markets Realty Corp	12,476	5.97%	11/2015
Great Western Bank	11,691	5.00%	6/2015
Elkhorn Valley Bank	2,844	5.50%	6/2016
First State Bank	1,196	5.50%	9/2016
GE Franchise Finance Commercial LLC	12,041	7.17%	2/2017
Cantor	6,091	4.25%	11/2017
Morgan Stanley	30,143	5.83%	12/2017
Wachovia Bank	6,087	7.38%	3/2020
Total fixed rate debt	$109,992

Variable Rate Debt

Lender
GE Franchise Finance Commercial LLC	11,338	3.78%	2/2018
GE Franchise Finance Commercial LLC	2,181	4.34%	2/2018
Total variable rate debt	$13,519

Subtotal debt	123,511

Less: debt associated with hotel properties held for sale	26,133

Total long-term debt	$97,378

            On January 10, 2013, the Company obtained a $2.4 million loan from First State Bank in Fremont, Nebraska.  The loan was secured by four hotels, two of which were subsequently sold, bears interest at 5.5%, and matures on September 1, 2016. Proceeds of the loan were used for general corporate purposes.

            On February 13, 2013, the Company sold a Guesthouse Inn in Ellenton, Florida (63 rooms) for $1.26 million, and a Days Inn in Fredericksburg, Virginia (North) (120 rooms) for $2.05 million. Proceeds from the sales of the two properties were used to pay off the associated debt.

            On February 21, 2013, the rate on the $2.9 million balance owed to Elkhorn Valley Bank was lowered from 6.25% to 5.50%.

            On March 26, 2013, the Company amended its credit facilities with Great Western Bank to (a) extend the maturity date of the revolving credit facility from June 30, 2013 to June 30, 2014 and decrease the interest rate from 5.95% to 4.95% and (b) extend the maturity date of the term loans from June 30, 2013 to June 30, 2015 and decrease the interest rate from 6.00% to 5.00%.

On March 28, 2013, the Company paid $5.3 million on a loan with GE Franchise Finance Commercial LLC, using funds from the revolving credit facility with Great Western Bank, in exchange for the release of three Masters Inn properties, two of which were subsequently sold.

On April 18, 2013, the Company sold a Super 8 in Fort Madison, Iowa (40 rooms) for $1.1 million.  Proceeds were used to pay off the associated debt.

On May 1, 2013, the Company sold a Masters Inn in Tuscaloosa, Alabama (151 rooms) for $1.7 million. Proceeds were used to reduce the balance of the revolving credit facility with Great Western Bank.

On May 20, 2013, the Company sold a Masters Inn in Savannah, Georgia (128 rooms) for $1.5 million.  Proceeds were used to reduce the balance of the revolving credit facility with Great Western Bank.

On May 23, 2013, the Company sold a Super 8 in Pella, Iowa (40 rooms) for $0.7 million.  Proceeds were used to pay off the associated debt.

On June 21, 2013, the Company sold a Masters Inn in Charleston, South Carolina (North) (150 rooms) for $1.2 million. Proceeds were used to pay off the associated debt.

On June 24, 2013, the Company sold a Super 8 in Columbus, Nebraska (63 rooms) for $1.2 million. Proceeds were used to pay off the associated debt.

On June 24, 2013, the Company sold a Masters Inn in Columbia, South Carolina (112 rooms) for $1.2 million. Proceeds were used to pay off the associated debt.

On June 24, 2013, the Company paid down the loan facility from GE Franchise Finance Commercial LLC by $5.3 million.

On June 27, 2013, the Company sold a Days Inn in Fredericksburg, Virginia (South) (156 rooms) for $1.8 million. Proceeds were used to pay off the associated debt.

At June 30, 2013, the Company had long-term debt of $97.4 million associated with assets held for use, consisting of notes and mortgages payable, with a weighted average term to maturity of 3.6 years and a weighted average interest rate of 5.6%. The weighted average fixed rate was 5.8%, and the weighted average variable rate was 3.9%. Debt is classified as held for use if the properties collateralizing it are included in continuing operations. Debt is classified as held for sale if the properties collateralizing it are included in discontinued operations. Debt associated with assets held for sale is classified as a short-term liability due within the next year irrespective of whether the notes and mortgages evidencing such debt mature within the next year. Aggregate annual principal payments on debt associated with assets held for use for the remainder of 2013 and thereafter, and debt associated with assets held for sale, are as follows (dollars in thousands):

	Held For Sale	Held For Use	TOTAL
Remainder of 2013	$26,133	$1,763	$27,896
2014	0	13,494	13,494
2015	0	22,166	22,166
2016	0	3,924	3,924
2017	0	43,872	43,872
Thereafter	0	12,159	12,159
	$26,133	$97,378	$123,511

            At June 30, 2013, the Company had $1.8 million of principal due in 2013. This amount consists entirely of principal amortization on mortgage loans.

            We are required to comply with certain financial covenants for some of our lenders.  As of June 30, 2013, we were either in compliance with our financial covenants or obtained waivers for noncompliance (as discussed below).  As a result, we are not in default of any of our loans.

            Our loan facilities with GE Franchise Finance Commercial LLC require us to maintain a minimum after dividend consolidated fixed charge coverage ratio (FCCR) (as defined in the loan agreement). For the second quarter of 2013, the requirement was 0.95:1. As of June 30, 2013, our after dividend consolidated FCCR (as defined in the loan agreement) was 0.88:1. On August 13, 2013, the Company received a waiver for non-compliance with this covenant as of June 30, 2013 in return for payment of $107,500. In connection with the waiver, our loan facilities with GE were also amended to increase the before dividend FCCR with respect to our GE-encumbered properties from 1.05:1 to 1.20:1, commencing on September 30, 2013.

Our credit facilities with Great Western Bank require us to maintain a loan-specific debt service coverage ratio of 1.20:1 or more. In the event the ratio is below the requirement on any measurement date, the loan agreement provides for an automatic decrease in the availability of the revolving credit facility in an amount sufficient to meet the required ratio. On June 30, 2013 the loan-specific debt service coverage ratio was 1.17:1 (based upon full availability); accordingly, the availability of our revolving credit facility was decreased from $12.5 million to $12.05 million to maintain compliance with the loan-specific debt service coverage ratio requirement of 1.20:1. The availability of our revolving credit facility is adjusted quarterly, subject to maximum availability of $12.5 million.